UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 10, 2012

CHANTICLEER HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-28218	77-0319159
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11220 Elm Lane, Suite 203, Charlotte, NC 28277
(Address of Principal Executive Offices) (Zip Code)

(704) 366-5122

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01           Changes in Registrant’s Certifying Accountant

As previously disclosed in an 8-K filed October 18, 2012, on October 15, 2012 the Audit Committee of the Board of Directors of Chanticleer Holdings, Inc. (the “Company”) engaged, approved and ratified Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm.

The purpose of this 8-K/A is to report that Marcum LLP (“Marcum”) has replaced RSM Betty & Dickson (Cape Town) (“BDCT”) to audit the financial statements of the Company’s South African Operations (as defined below) for the three month period ended December 31, 2011. BDCT did not perform any audit work on behalf of the Company since the Company announced their engagement on September 18, 2012, until they were discharged on October 18, 2012.

RSM Betty & Dickson (Durban) (“BDD”) is now assisting Marcum in completing their audit of the financial statements of the individual companies comprising the “South African Operations”. BDD have also been appointed to perform the audits of the individual companies comprising the “South African Operations” in terms of the South African Companies Act 2008 for South African reporting purposes. During the last two years, neither BDCT nor BDD have issued any financial statement reports or opinions related to the Company.

The Company provided BDCT with a copy of this Current Report on Form 8-K/A prior to its filing and has requested that BDCT furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not BDCT agrees with the statements made in this Current Report on Form 8-K/A with respect to BDCT. A copy of BDCT’s letter dated October 24, 2012 is attached as Exhibit 16.1 to this 8-K/A.

Item 4.02(a)           Non-Reliance on Previously Issued Financial Statements of a Related Audit Report or Completed Interim Review

As previously disclosed in an 8-K filed on September 10, 2012, on September 7, 2012, the audit committee of Chanticleer Holdings, Inc. (the “Company”), upon recommendation of the Company’s management determined that the Company’s consolidated Financial Statements for its fiscal year ending December 31, 2011 and the interim unaudited financial statements for its fiscal quarters ending March 31, 2012 and June 30, 2012 could no longer be relied on. The Company determined that the audited financial statements of Kiarabrite (Pty) Ltd., Dimaflo (Pty) Ltd., Tundraspex (Pty) Ltd., Civisign (Pty) Ltd. and Dimalogix (Pty) Ltd. (collectively referred to as the “South Africa Operations”) which are the South African management company and the four entities setup for the stores we operate in South Africa, were not audited as the Company was led to believe, and therefore the Company’s previously issued financial reports can no longer be relied upon. Mark Hezlett, the CFO and Director of our South Africa Operations, had resigned on September 7, 2012. The Audit Committee of the Company’s Board of Directors has initiated an investigation into these issues.

The purpose of filing this 8-K/A is to report that Creason & Associates, PLLC (“Creason”) has withdrawn their audit opinion included in the December 31, 2011 Form 10-K, since there were no audit reports from other auditors on the South African Operations’ financial statements which could be relied upon. Following the completion of the audit of the financial statements of the South African operations by Marcum, Creason will re-issue its audit opinion for 2011, which will be included within an amended Form 10-K for the year then ended, which will be filed by the Company. The Company will also file amended Form10-Q’s for the three month periods ended March 31, 2012 and June 30, 2012. At this point, a determination has not been made as to whether a restatement will be required. The Company provided Creason with a copy of this Current Report on Form 8-K/A prior to its filing and has requested that Creason furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Creason agrees with the statements made in this Current Report on Form 8-K/A with respect to Creason A copy of Creason’s letter dated October 23, 2012 is attached as Exhibit 16.2 to this 8-K/A.

ITEM 9.01           Financial Statements and Exhibits

(d)           Exhibits

16.1        Letter from RSM Betty and dickson (cape town) dated October 24, 2012

16.2        Letter from Creason & Associates, PLLC dated October 23, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CHANTICLEER HOLDINGS, INC.
(Registrant)

Date: October 24, 2012	By:	/s/ Michael D. Pruitt
Name: Michael D. Pruitt Title: President